OTHER INCOME, NET (Tables)	6 Months Ended
Jun. 30, 2025
OTHER INCOME, NET
Schedule of other income, net

The following table summarizes other income, net recognized for the six months ended June 30, 2026 and 2025:

	Six Months Ended June 30,
	2026	2025
Gain on disposal of investments, equity securities	328	-
Net foreign exchange gains/(loss)	159	(1)
Income of incentive payment from depository bank	-	256
Other	41	(201)
Total other income, net	$528	$54